Exhibit 21.1
Subsidiaries of Aircastle Limited
As of December 31, 2019

	Name of Subsidiary	Jurisdiction
1.	ACS 2007-1 Limited	Bermuda
2.	ACS 2008-1 Limited	Bermuda
3.	ACS 2016 Funding (Bermuda) Limited	Bermuda
4.	ACS 2016 Funding (Ireland) Limited	Ireland
5.	ACS Aircraft Finance Ireland 2 Limited	Ireland
6.	ACS Aircraft Finance Ireland 3 Limited	Ireland
7.	AHCL Two Limited	Bermuda
8.	AYR Bermuda Limited	Bermuda
9.	AYR Delaware LLC	Delaware
10.	AYR Freighter LLC	Delaware
11.	AYR Ireland Holdco Limited	Ireland
12.	Aircastle Advisor Asia Pacific Limited	Bermuda
13.	Aircastle Advisor (International) Limited	Bermuda
14.	Aircastle Advisor (Ireland) Limited	Ireland
15.	Aircastle Aviation US LLC	Delaware
16.	Aircastle Aviation US Two LLC	Delaware
17.	Aircastle Advisor LLC	Delaware
18.	Aircastle Bermuda Securities Limited	Bermuda
19.	Aircastle Funding (Ireland) Designated Activity Company	Ireland
20.	Aircastle Holding Corporation Limited	Bermuda
21.	Aircastle Investment Holdings 2 Limited	Bermuda
22.	Aircastle Investment Holdings 3 Limited	Bermuda
23.	Aircastle Singapore Pte. Limited	Singapore
24.	Aircraft MSN EMB 1 LLC	Delaware
25.	Aircraft MSN EMB 2 LLC	Delaware
26.	Aircraft MSN EMB 3 LLC	Delaware
27.	Aircraft MSN EMB 4 LLC	Delaware
28.	Aircraft MSN EMB 5 LLC	Delaware
29.	Aircraft MSN EMB 6 LLC	Delaware
30.	Aircraft MSN EMB 7 LLC	Delaware
31.	Aircraft MSN EMB 8 LLC	Delaware
32.	Aircraft MSN EMB 9 LLC	Delaware
33.	Aircraft MSN EMB 10 LLC	Delaware
34.	Aircraft MSN EMB 11 LLC	Delaware
35.	Aircraft MSN 313 LLC	Delaware
36.	Aircraft MSN 997 LLC	Delaware
37.	Aircraft MSN 1006 LLC	Delaware
38.	Aircraft MSN 1012 LLC	Delaware
39.	Aircraft MSN 1055 LLC	Delaware
40.	Aircraft MSN 1132 LLC	Delaware
41.	Aircraft MSN 1162 LLC	Delaware
42.	Aircraft MSN 1177 LLC	Delaware
43.	Aircraft MSN 1179 LLC	Delaware
44.	Aircraft MSN 1244 LLC	Delaware
45.	Aircraft MSN 1258 LLC	Delaware
46.	Aircraft MSN 1259 LLC	Delaware
47.	Aircraft MSN 1261 LLC	Delaware
48.	Aircraft MSN 1279 LLC	Delaware
49.	Aircraft MSN 1295 LLC	Delaware
50.	Aircraft MSN 1308 LLC	Delaware
51.	Aircraft MSN 1322 LLC	Delaware
52.	Aircraft MSN 1329 LLC	Delaware
53.	Aircraft MSN 1364 LLC	Delaware

	Name of Subsidiary	Jurisdiction
54.	Aircraft MSN 1411 LLC	Delaware
55.	Aircraft MSN 1466 LLC	Delaware
56.	Aircraft MSN 1572 LLC	Delaware
57.	Aircraft MSN 1481 LLC	Delaware
58.	Aircraft MSN 1655 LLC	Delaware
59.	Aircraft MSN 1674 LLC	Delaware
60.	Aircraft MSN 1673 LLC	Delaware
61.	Aircraft MSN 1742 LLC	Delaware
62.	Aircraft MSN 1780 LLC	Delaware
63.	Aircraft MSN 1836 LLC	Delaware
64.	Aircraft MSN 1989 LLC	Delaware
65.	Aircraft MSN 1913 LLC	Delaware
66.	Aircraft MSN 2002 LLC	Delaware
67.	Aircraft MSN 2004 LLC	Delaware
68.	Aircraft MSN 2098 LLC	Delaware
69.	Aircraft MSN 2104 LLC	Delaware
70.	Aircraft MSN 2220 LLC	Delaware
71.	Aircraft MSN 2248 LLC	Delaware
72.	Aircraft MSN 2254 LLC	Delaware
73.	Aircraft MSN 2310 LLC	Delaware
74.	Aircraft MSN 2357 LLC	Delaware
75.	Aircraft MSN 2381 LLC	Delaware
76.	Aircraft MSN 2391 LLC	Delaware
77.	Aircraft MSN 2401 LLC	Delaware
78.	Aircraft MSN 2472 LLC	Delaware
79.	Aircraft MSN 2488 LLC	Delaware
80.	Aircraft MSN 2495 LLC	Delaware
81.	Aircraft MSN 2563 LLC	Delaware
82.	Aircraft MSN 2565 LLC	Delaware
83.	Aircraft MSN 2578 LLC	Delaware
84.	Aircraft MSN 2605 LLC	Delaware
85.	Aircraft MSN 2636 LLC	Delaware
86.	Aircraft MSN 2646 LLC	Delaware
87.	Aircraft MSN 2677 LLC	Delaware
88.	Aircraft MSN 2691 LLC	Delaware
89.	Aircraft MSN 2715 LLC	Delaware
90.	Aircraft MSN 2742 LLC	Delaware
91.	Aircraft MSN 2744 LLC	Delaware
92.	Aircraft MSN 2754 LLC	Delaware
93.	Aircraft MSN 2756 LLC	Delaware
94.	Aircraft MSN 2765 LLC	Delaware
95.	Aircraft MSN 2769 LLC	Delaware
96.	Aircraft MSN 2777 LLC	Delaware
97.	Aircraft MSN 2779 LLC	Delaware
98.	Aircraft MSN 2782 LLC	Delaware
99.	Aircraft MSN 2792 LLC	Delaware
100.	Aircraft MSN 2795 LLC	Delaware
101.	Aircraft MSN 2803 LLC	Delaware
102.	Aircraft MSN 2818 LLC	Delaware
103.	Aircraft MSN 2822 LLC	Delaware
104.	Aircraft MSN 2928 LLC	Delaware
105.	Aircraft MSN 2956 LLC	Delaware
106.	Aircraft MSN 3045 LLC	Delaware
107.	Aircraft MSN 3117 LLC	Delaware
108.	Aircraft MSN 3157 LLC	Delaware
109.	Aircraft MSN 3182 LLC	Delaware
110.	Aircraft MSN 3209 LLC	Delaware

	Name of Subsidiary	Jurisdiction
111.	Aircraft MSN 3277 LLC	Delaware
112.	Aircraft MSN 3278 LLC	Delaware
113.	Aircraft MSN 3223 LLC	Delaware
114.	Aircraft MSN 3291 LLC	Delaware
115.	Aircraft MSN 3338 LLC	Delaware
116.	Aircraft MSN 3421 LLC	Delaware
117.	Aircraft MSN 3443 LLC	Delaware
118.	Aircraft MSN 3450 LLC	Delaware
119.	Aircraft MSN 3486 LLC	Delaware
120.	Aircraft MSN 3524 LLC	Delaware
121.	Aircraft MSN 3543 LLC	Delaware
122.	Aircraft MSN 3582 LLC	Delaware
123.	Aircraft MSN 3628 LLC	Delaware
124.	Aircraft MSN 3637 LLC	Delaware
125.	Aircraft MSN 3667 LLC	Delaware
126.	Aircraft MSN 3673 LLC	Delaware
127.	Aircraft MSN 3690 LLC	Delaware
128.	Aircraft MSN 3762 LLC	Delaware
129.	Aircraft MSN 3911 LLC	Delaware
130.	Aircraft MSN 4070 LLC	Delaware
131.	Aircraft MSN 4077 LLC	Delaware
132.	Aircraft MSN 4088 LLC	Delaware
133.	Aircraft MSN 4968 LLC	Delaware
134.	Aircraft MSN 5010 LLC	Delaware
135.	Aircraft MSN 5127 LLC	Delaware
136.	Aircraft MSN 5598 LLC	Delaware
137.	Aircraft MSN 5796 LLC	Delaware
138.	Aircraft MSN 6077 LLC	Delaware
139.	Aircraft MSN 6201 LLC	Delaware
140.	Aircraft MSN 6253 LLC	Delaware
141.	Aircraft MSN 7160 LLC	Delaware
142.	Aircraft MSN 7316 LLC	Delaware
143.	Aircraft MSN 7791 LLC	Delaware
144.	Aircraft MSN 25702-2 LLC	Delaware
145.	Aircraft MSN 27137 LLC	Delaware
146.	Aircraft MSN 28623 LLC	Delaware
147.	Aircraft MSN 29345 LLC	Delaware
148.	Aircraft MSN 29346 LLC	Delaware
149.	Aircraft MSN 29356 LLC	Delaware
150.	Aircraft MSN 29918 LLC	Delaware
151.	Aircraft MSN 29920 LLC	Delaware
152.	Aircraft MSN 30295 LLC	Delaware
153.	Aircraft MSN 30687 LLC	Delaware
154.	Aircraft MSN 30702 LLC	Delaware
155.	Aircraft MSN 30710 LLC	Delaware
156.	Aircraft MSN 32457 LLC	Delaware
157.	Aircraft MSN 32704 LLC	Delaware
158.	Aircraft MSN 32705 LLC	Delaware
159.	Aircraft MSN 33030 LLC	Delaware
160.	Aircraft MSN 33212 LLC	Delaware
161.	Aircraft MSN 33380 LLC	Delaware
162.	Aircraft MSN 33417 LLC	Delaware
163.	Aircraft MSN 34409 LLC	Delaware
164.	Aircraft MSN 35022 LLC	Delaware
165.	Aircraft MSN 35082 LLC	Delaware
166.	Aircraft MSN 35093 LLC	Delaware
167.	Aircraft MSN 35233 LLC	Delaware

	Name of Subsidiary	Jurisdiction
168.	Aircraft MSN 35236 LLC	Delaware
169.	Aircraft MSN 35237 LLC	Delaware
170.	Aircraft MSN 35679 LLC	Delaware
171.	Aircraft MSN 35680 LLC	Delaware
172.	Aircraft MSN 36826 LLC	Delaware
173.	Aircraft MSN 36829 LLC	Delaware
174.	Aircraft MSN 36808 LLC	Delaware
175.	Aircraft MSN 36821 LLC	Delaware
176.	Aircraft MSN 37294 LLC	Delaware
177.	Aircraft MSN 37742 LLC	Delaware
178.	Aircraft MSN 37887 LLC	Delaware
179.	Aircraft MSN 38019 LLC	Delaware
180.	Aircraft MSN 38494 LLC	Delaware
181.	Aircraft MSN 38683 LLC	Delaware
182.	Aircraft MSN 38686 LLC	Delaware
183.	Aircraft MSN 40713 LLC	Delaware
184.	Aircraft MSN 41522 LLC	Delaware
185.	Aircraft MSN 19000484 LLC	Delaware
186.	Aircraft MSN 19000575 LLC	Delaware
187.	Aircraft MSN 19000588 LLC	Delaware
188.	Aircraft MSN 19000609	Delaware
189.	Aircraft MSN 19000628	Delaware
190.	ALC B378 33104, LLC	Delaware
191.	ALC B378 34242, LLC	Delaware
192.	Anfield Funding Limited	Bermuda
193.	Blue Coast Aircraft Leasing (France) Sarl	France
194.	Constellation Aircraft Leasing (France) SARL	France
195.	Constitution Aircraft Leasing (Ireland) 3 Limited	Ireland
196.	Constitution Aircraft Leasing (Ireland) 4 Limited	Ireland
197.	Constitution Aircraft Leasing (Ireland) 5 Limited	Ireland
198.	Constitution Aircraft Leasing (Ireland) 9 Limited	Ireland
199.	Constitution Aircraft Leasing (Ireland) 10 Limited	Ireland
200.	Constitution Aircraft Leasing (Ireland) 1086 Limited	Ireland
201.	Delphie Aircraft Leasing Limited	Bermuda
202.	Dolphin Leasing (Ireland) Limited	Ireland
203.	Dunvegan Aircraft Leasing (Ireland) Limited	Ireland
204.	Endeavor Aircraft Leasing (Sweden) AB	Sweden
205.	Endeavor Aircraft Leasing (Sweden) 2 AB	Sweden
206.	Endeavor Aircraft Leasing (Sweden) 3 AB	Sweden
207.	Enterprise Aircraft Leasing (France) SARL	France
208.	Gold Coast Aircraft Leasing (France) Sarl	France
209.	Grayston Aircraft Leasing Limited	Cayman Islands
210.	Haneda Aircraft Leasing (Norway) AS	Norway
211.	Intrepid Aircraft Leasing (France) SARL	France
212.	Jakarta Aircraft Leasing (Ireland) Limited	Ireland
213.	Java Aircraft Leasing (France) SARL	France
214.	Kale Aircraft Leasing (Ireland) Limited	Ireland
215.	Klaatu Aircraft Leasing (Ireland) Limited	Ireland
216.	Koala Aircraft Leasing (Ireland) Limited	Ireland
217.	Macleod Aircraft Leasing (Labuan) Limited	Labuan
218.	Macstay Aircraft Leasing Limited	Bermuda
219.	Marrow Aircraft Leasing (Ireland) Limited	Ireland
220.	Medan Aircraft Leasing (Ireland) Limited	Ireland
221.	Melbourne Aircraft Leasing (UK) Limited	United Kingdom
222.	Merdeka Aircraft Leasing (Labuan) Limited	Labuan
223.	Momo Aircraft Leasing Limited	Bermuda
224.	Orchard Aviation (41521) Pte. Ltd.	Singapore

	Name of Subsidiary	Jurisdiction
225.	Orchard Aviation (A330) Pte. Ltd.	Singapore
226.	Orchard Aviation 41522 (UK) Limited	United Kingdom
227.	Penguin Leasing (Ireland) Limited	Ireland
228.	Perdana Aircraft Leasing (Labuan) Limited	Labuan
229.	Platypus Aircraft Leasing (Ireland) Limited	Ireland
230.	Salmon Aircraft Leasing (Ireland) Limited	Ireland
231.	Sulaco Aircraft Leasing (Ireland) Limited	Ireland
232.	Sumatra Aircraft Leasing (France) Sarl	France
233.	Tempelhof Aircraft Leasing (Ireland) Limited	Ireland
234.	Thunderbird 1 Leasing Limited	Mauritius
235.	Thunderbird 2 Leasing Limited	Mauritius
236.	Thunderbird 3 Leasing Limited	Mauritius
237.	Thunderbird 4 Leasing Limited	Mauritius
238.	Trojan Aircraft Leasing (France) SARL	France
239.	Zebra Aircraft Leasing Limited	Cayman Islands
240.	Zephyr Aircraft Leasing B.V.	The Netherlands